Exhibit 10.2

THIS OFFERING IS RESTRICTED TO ACCREDITED INVESTORS WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

THIS OFFERING IS BEING MADE PURSUANT TO §4(a)(2) OF THE SECURITIES ACT AND REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR UNDER ANY STATE ACTS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED.

AMMO, INC.

SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE

In order to subscribe for units (“Units”) of AMMO, Inc., a Delaware corporation (the “Company”), a prospective Investor must complete and execute these subscription documents in accordance with the instructions set forth herein. These subscription documents should then be returned as follows:

Fred Wagenhals
7681 East Gray Road
Scottsdale, AZ 85260

Payments relating to these subscription documents will be made only upon acceptance of this subscription by the Company and pursuant to the closing procedures set forth herein. In respect thereof:

WIRE FUNDS AS FOLLOWS:

Wells Fargo

420 Montgomery Street, San Francisco, CA 94104
ABA/Routing #: 121000248

Account #:

Account Name: Ammo, Inc.

OR

MAKE CHECKS PAYABLE TO AMMO, INC.

If your subscription is not accepted, your original documents and any payments thereon (without interest thereon) will be returned to you. Please be sure that your name appears in exactly the same way in each signature and in each place where it is marked in the documents.

ALL INVESTORS MUST COMPLETE PAGES 2-6 AND SCHEDULE A OF THIS DOCUMENT.

Subscriptions from suitable prospective Investors will be accepted at the sole discretion of the Company after receipt of all subscription documents, properly completed and executed, with the appropriate payment. The Company will notify all subscribers of the closing date for subscriptions that are accepted.

If you have any questions concerning the completion of these subscription documents, please contact Dom Daddio at (480) 947-0001 or @ammo-inc.com.

AMMO, INC.

SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE

1. Subscription. The undersigned, desiring to purchase ________________units (“Units”) of AMMO, Inc., a Delaware corporation (the “Company”), with each Unit comprised of one share of the Company’s restricted common stock, par value $0.001 per share (“Share”), hereby subscribes for and agrees to purchase Units upon acceptance of this Subscription Agreement and Questionnaire (“Subscription Agreement”) on behalf of the Company. The per-Unit purchase price is $1.75. This Subscription Agreement for the offer and sale of ________________ Units is the only offer and sale of Units comprising the “Offering.”

The undersigned is subscribing for Units and has either enclosed a check or sent a wire pursuant to the instructions on the cover page hereto in the amount of $______________________ (the “Purchase Price”). If paying by check, the check must be made payable to Ammo, Inc.

2. Closing. The closing of the purchase and sale of the Units (the “Closing”) will occur on a date and at a time reasonably agreed to by the parties but in no event later than three days after the acceptance of this subscription by the Company. At the Closing, the Company will release a share certificate representing the Units from the possession of a mutually agreed upon third party (which may be a licensed attorney in good standing representing the Company, the undersigned, or otherwise) and to the undersigned; and the undersigned will release payment of funds by wire to the Company.

3. Representations and Warranties of the Undersigned. By executing this Subscription Agreement, the undersigned represents and warrants:

(a) The Units being acquired will be acquired for the undersigned’s own account without a view to public distribution or resale and that the undersigned has no contract, undertaking, agreement, or arrangement to sell or otherwise transfer or dispose of the Units or any portion thereof to any other person.

(b) The undersigned (i) can bear the economic risk of the purchase of the Units, including the total loss of the undersigned’s investment and (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Units.

(c) The undersigned is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).

(d) He (she or it) understands the Units will be subject to substantial restrictions on transfer, and must be held without any transfer, sale, or other disposition for the greater of (i) one-hundred eighty (180) days and (ii) upon the Units being subsequently registered under the Securities Act and the securities laws of any applicable jurisdictions or, in the opinion of counsel that is satisfactory to the Company, that registration is not required under such Act or laws as the result of an available exemption. And, that all shares issued under this Agreement, will have a Restrictive Legend imprinted at the time of issuance.

(e) He (she or it) understands the Units are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the suitability of the undersigned to acquire Units.

(f) He (she or it) understands that no federal or state agency, including the Securities and Exchange Commission or the securities commission or authorities of any state, has approved or disapproved the Units, passed upon or endorsed the merits of the Offering, or made any finding or determination as to the fairness of the Units for public investment.

(g) That (i) if an individual, the undersigned is at least 21 years of age; (ii) if an individual, the undersigned is a United States citizen; (iii) the undersigned has adequate means of providing for the undersigned’s current needs and contingencies; (iv) the undersigned has no need for liquidity in the undersigned’s investments; (v) the undersigned maintains the undersigned’s business residence at the address shown below; (vi) all investments in and commitments to non-liquid investments are, and after the purchase of Units will be, reasonable in relation to the undersigned’s net worth and current needs; and (vii) any financial information provided herewith by the undersigned, or is subsequently submitted by the undersigned at the request of the Company, does or will accurately reflect the undersigned’s financial condition with respect to which the undersigned does not anticipate any material adverse change.

(h) If the undersigned is acquiring Units in a fiduciary capacity (i) the above representations, warranties, agreements, acknowledgments, and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such Units are being acquired, (ii) the name of such person or persons is indicated below under the subscriber’s name, and (iii) such further information as the Company deems appropriate shall be furnished regarding such person or persons.

(i) The undersigned has full power to execute, deliver, and perform this Subscription Agreement and this Subscription Agreement is a legal and binding obligation and is enforceable against the undersigned in accordance with their respective terms.

(j) The Company has the unconditional right to accept or reject this Subscription Agreement.

(k) The undersigned understands that if the Company rejects this Subscription Agreement or if the Offering is terminated or withdrawn prior to acceptance of this Subscription Agreement, the funds deposited by the undersigned will be refunded promptly and without interest thereon.

(l) He (she or it) understands the undersigned will be required to provide current financial and other information to the Company to enable it to determine whether the undersigned is qualified to purchase Units.

(m) The information provided herein by the undersigned is true and complete and agrees that the Company may rely on the truth and accuracy of the information for purposes of assuring that the Company may rely on the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act, and of any applicable state statutes or regulations; and, further agrees that the Company may present such information to such persons as it deems appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under Section 4(a)(2) of the Securities Act, Regulation D, or any state securities statutes or regulations or if the contents are relevant to any issue in any action, suit, or proceeding to which the Company or any agent of the Company is a party or by which it is or may be bound.

(n) He (she or it) understands and acknowledges the future operating results of the Company are impossible to predict and no representations or warranties of any kind are made by the Company.

(o) Neither the Company nor anyone purportedly acting on behalf of the Company has made any representations or warranties respecting the business, affairs, financial condition, plans, or prospects of the Company nor has the undersigned relied on any representations or warranties in the belief that they were made on behalf of any of the foregoing, nor has the undersigned relied on the absence of any such representations or warranties in reaching the decision to purchase Units.

(p) That he (she or it) acknowledges certain information about the Company contained in this Subscription Agreement or provided pursuant hereto is confidential and proprietary to the Company, and is being submitted to the undersigned solely for the undersigned’s confidential use with the express understanding that, without the prior express permission of the Company, the undersigned will not release or reproduce this document or any other document provided herewith or discuss the information contained herein for any purpose other than evaluating a potential investment in the Company.

(q) The undersigned acknowledges he (she or it) is fully familiar with the Company and its business, operations, and condition (financial and other), assets, liabilities, and prospects.

(r) In determining to purchase Units, he (she or it) has relied solely upon the advice of the undersigned’s legal counsel and accountants or other financial advisers with respect to the tax and other considerations relating to the purchase of Units.

(s) The undersigned has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering; the business, affairs, operating policies, and prospects of the Company; and any other information, including all documents, records, and books pertaining to the Company the undersigned deems necessary or appropriate to enable the undersigned to make an investment decision in connection with the purchase of Units.

(t) Without limiting the foregoing, the undersigned (i) has had access to and has been offered during the course of discussions concerning the purchase of Units any and all material information (including all books, records, and other documents pertaining to the Company) that the undersigned deems necessary or appropriate to enable the undersigned to make an investment decision in connection with the purchase of Units and (ii) has had the opportunity to ask such questions and inspect such information concerning the Offering and the business, affairs, operations, condition, and assets of the Company as the undersigned deems necessary or appropriate to make an investment decision in connection with the purchase of Units and to enable the undersigned to understand more fully the nature of the undersigned’s investment and to verify the accuracy of the information provided to the undersigned.

(u) The undersigned has received or otherwise had access to the Company’s filings with the United States Securities and Exchange Commission (“SEC”), all of which can be found in the Edgar System on the SEC website, by clicking on the following link: AMMO SEC Filings.

(v) The undersigned understands and acknowledges the Company is subject to a number of important risks and uncertainties that include those set forth on Schedule B hereto.

(w) The undersigned has reviewed the Risk Factors set forth in Schedule B as well as those set forth on the Company’s last Annual Report filed on Form 10-K.

(x) The undersigned understands that even though the Company has agreed to file a registration statement covering the Shares, there can be no guarantee this will be done in a timely manner, and even if it is, there is no guarantee the SEC will allow all of the Shares to be registered, as further discussed in Schedule B.

(y) The Company may be deemed to be a former shell company, as that term is defined and used in the Securities Act, and in particular, Rule 144 promulgated thereunder, and as a result, the availability of Rule 144 for resales of the Shares and the common stock issuable upon exercise of the Warrants may be limited.

4. Representations and Warranties of the Company; Anti-Dilution Covenant. By executing this Subscription Agreement, the Company represents and warrants to, and covenants with, the undersigned as follows:

(a) The Company is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power and authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated, and conducted.

(b) All corporate action on the part of the Company, its officers, and directors necessary for the authorization, execution, and delivery of this Subscription Agreement and the authorization, sale, issuance, and delivery of the Units, and the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the closing of the transactions contemplated hereby. This Subscription Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) In the event the Company issues or sells Additional Shares, as defined below, for consideration per share less than the consideration per share paid by the undersigned ($1.75 per share) (as adjusted for stock splits, stock dividends, reclassifications, reorganizations or other similar capital transactions), then the Company shall issue to the undersigned, simultaneously with such issuance of Additional Shares, that number of shares of Company common stock, and/or such other securities which may be convertible into common stock (in the event that the Additional Shares sold by the Company are securities convertible into, or exercisable for, shares of common stock), necessary to ensure that the undersigned shall have received from the Company the total number of shares of Company common stock that it would have received if it had purchased, pursuant to this Subscription Agreement, Company common stock, or such other securities, at the lower purchase price or conversion price at which Additional Shares are issued. For purposes hereof, “Additional Shares” means any of the following, except Exempt Issuances, as defined below, issued by the Company in the one-year period following the Closing or six (6) months after the Units have been registered, whichever comes sooner (the “Anti-dilution Period”): (i) any shares of Company capital stock; (ii) securities convertible into or exercisable or exchangeable for capital stock of the Company; or (iii) options, warrants or rights carrying any rights to purchase capital stock of the Company. “Exempt Issuance” means the issuance of: (a) shares of Common Stock or options to employees, officers, consultants, advisors or directors of the Company pursuant to any stock or option plan duly or as compensation for services rendered to the Company, and (b) securities issued upon the exercise or exchange of or conversion of any securities and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Subscription Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities.

By way of example, in the event the Company pursues an offering of common stock with a warrant attached in exchange for a purchase price of $1.50 during the Anti-dilution Period, the Company shall issue to the undersigned the difference in common stock the undersigned would have received had he/she/it purchased the Units at $1.50 plus a warrant equivalent to that in which the subscribers in the subsequent offering received.

5. Covenants of the Company. By executing this Subscription Agreement, the Company covenants to the undersigned as follows:

(a) Demand Registration:

i The Company shall file a registration statement covering the resale of the Units (i.e., the shares of Company common stock comprising the Units) with the Securities and Exchange Commission (the “Commission”) within 75 days of the Closing, and thereafter use its best efforts to cause the Commission to declare such registration statement effective under the Securities Act as promptly as practicable but not later than 220 days after the Closing Date. The Company shall notify the undersigned in writing within 24 hours of any declaration of effectiveness of the registration statement by the Commission. All expenses associated with the registration required hereunder shall be borne by the Company.

ii If the Registration Statement covering the Units required to be filed by the Company under Section 5(a)(i) is not (A) filed with the Commission within 75 days after the Closing or (B) declared effective by the Commission within 220 days after the Closing Date (either of which, without duplication, an “Initial Date”), then the Company shall make cash payments to the undersigned as provided in the next sentence as liquidated damages and not as a penalty. In such an event, the amount to be paid by the Company to the undersigned shall be determined as of each Computation Date (as defined below), and such amount shall be equal to 2% (the “Liquidated Damage Rate”) of the Purchase Price (as defined above) paid by the undersigned from the Initial Date to the first Computation Date, and 3% of the Purchase Price for each Computation Date thereafter, calculated on a prorated basis to the date on which the Registration Statement is filed with or declared effective by the Commission, as applicable (the “Periodic Amount”). The Company shall pay the full Periodic Amount to the undersigned by wire transfer of immediately available funds within three business days after each Computation Date. As used in this paragraph, “Computation Date” means the date which is 30 days after the Initial Date and, if the registration statement required to be filed by the Company under this Section 5(a) has not theretofore been declared effective by the Commission, each date which is 30 days after the previous Computation Date until such registration statement is so declared effective. Notwithstanding the above, if the registration statement covering the resale of the Units required to be filed by the Company pursuant to this Section 5(a) shall not have been filed with the Commission within 75 days after the Closing, then the Company shall be in default of this Subscription Agreement.

(b) General Registration Covenants: In connection with any registration required under this Section 5, the Company shall, at its sole expense:

i Promptly prepare and file with the Commission such amendments (including post-effective amendments) to the registration statement and supplements thereto as may be necessary to keep the registration statement continuously effective and in compliance with the provisions of the Securities Act so as to permit the prospectus forming part thereof to be current and useable by the undersigned for resales of Registrable Securities for a period of two years from the date on which the registration statement is first declared effective by the Commission or such shorter period as of which all Registrable Securities covered by the registration statement shall have been properly sold (the “Registration Period”);

ii (A) Register or qualify the Registrable Securities covered by the applicable registration statement under such securities or “blue sky” laws of such jurisdictions as the undersigned may reasonably request, (B) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (C) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (D) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;

iii Cause all the Registrable Securities covered by the registration statement to be maintain its listing on its current principal exchange (OTCQB) or any other national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

iv Cooperate with the undersigned to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the registration statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the undersigned may reasonably request and registered in such names as the undersigned may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities an appropriate instruction and, to the extent necessary, an opinion of such counsel; and

v Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the registration statement which are customary under the circumstances.

vi For purposes of Section 5, “Registrable Securities” means: (A) means the Company common stock comprising the Units offered and sold pursuant to this Subscription Agreement; and (B) all shares of Company common stock, if any, issued pursuant to Section 4(c) of this Subscription Agreement.

(c) Rule 144: With a view to making available to the undersigned the benefits of Rule 144 under the Securities Act, the Company agrees to use its best efforts to: (i) comply with the provisions of paragraph (c)(1) of Rule 144; and (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act.

(d) Assignment: The undersigned may assign its rights under this Section 5 upon seven (7) days prior written notice to the Company. Any proposed assignee must certify they are not an affiliate of the Company and may be required to make certain representations at the time of assignment that are reasonable and customary. Further, Company reserves the right to require an opinion of counsel with respect to the sale, assignment or transfer of the Units, in its sole discretion.

6. Miscellaneous.

(a) Choice of Law. This Subscription Agreement and all questions relating to its validity, interpretation, performance, and enforcement, will be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any Delaware or other conflict-of-law provision to the contrary.

(b) Indemnification. The undersigned hereby agrees to indemnify and hold harmless the Company, and each of their officers, directors, employees, affiliated entities, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statue, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the undersigned and contained in this Subscription Agreement, or (b) arise out of or are based upon any breach by the undersigned of any representation, warranty, or agreement made by the undersigned contained herein or therein.

(c) Binding Agreement. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective heirs, personal representatives, successors, and assigns of the parties hereto, except that the undersigned may not assign or transfer any rights or obligations under this Subscription Agreement without the prior written consent of the Company.

(d) Entire Agreement. This Subscription Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, except as herein contained.

(Signature Page Follows)

IN WITNESS WHEREOF, intending to irrevocably bind the undersigned and the heirs, personal representatives, successors, and assigns of the undersigned and to be bound by this Subscription Agreement, the undersigned is executing this Subscription Agreement on the date indicated.

Dated:	, 2020

Name in which Individual Investment Is to Be Registered:

(Print Name of Individual Investor)

Signature of Individual Investor:

(Print Name of Individual Co-Investor)

Signature of Individual Co-Investor:

Name of corporate, partnership, limited liability company, trust, qualified pension, profit sharing, stock/Keogh, or 401k Plan Investor:

By:
(Name of first executing party)

By:
(Signature of first executing party)

Its:

By:
(Name of second executing party, if any)

By:
(Signature of second executing party, if any)

Its:

(Social Security or Tax ID Number)

ACCEPTED:

AMMO, INC.

By:
Name:
Its:

Dated:	, 2020

SCHEDULE A

AMMO, INC.
CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE
(NATURAL PERSONS)

Name(s) of Subscriber(s):*

(1)	___________________________________________________________________

(2)	___________________________________________________________________

1. Background Information. a.

a.	Home Address ___________________________________________________________

___________________________________________________________

b.	Primary Telephone: _______________________________________________________

c.	Social Security #(s): _______________________________________________________

d.	U.S. Citizen: _____Yes ______No

e.	Occupation: _____________________________________________________________

f.	Employer: ______________________________________________________________

g.	Bus. Address: __________________________________________________________

h.	Bus. Telephone: __________________________________________________________

i.	Date of Birth: ____________________

j.	Send Mail to: _____Home _____ Office

Other: ___________________________________________________________

___________________________________________________________

k.	E-Mail: ___________________________________________________________

* If there is more than one Subscriber (other than husband and wife), a separate Confidential Subscriber Questionnaire must be completed for each such Subscriber and attached to this Confidential Subscriber Questionnaire.

2. Type of Ownership.

Please indicate type of ownership subscribed for:

________	Individual

________	Joint Tenants

________	Joint Tenants with Rights of Survivorship

________	Tenants in Common

________	Tenants by the Entirety

3. Subscriber Suitability - Accredited Investor.

Please indicate all of the following (if any) certifications applicable to you:

(i) I certify that I am an “accredited investor” because I have an individual net worth (or joint net worth with my spouse) in excess of $1,000,000**.

Yes      No

(ii) I certify that I am an “accredited investor” because I had an individual income*** (not including any amounts attributable to my spouse or to property owned by my spouse) of more than $200,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

Yes      No

(iii) I certify that I am an “accredited investor” because I had a joint income*** with my spouse in excess of $300,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

Yes      No

(iv) I certify that I have substantial experience in investing in private placements, including private placements of securities of companies in the development stage, and acknowledge that (i) I am able to provide for my current financial needs and foreseeable contingencies and have such knowledge and experience in financial or business matters that I am capable of evaluating the merits and risks of the investment in the Units, (ii) I am able to bear the economic risk of an investment in the Units and I am able to afford a complete loss of such investment.

Yes      No

**For purposes of this question, a Subscriber’s “net worth” is equal to the excess of total assets at fair market value over total liabilities excluding, for the purposes of this net worth calculation, the value of such Subscriber’s primary resident, after deducting any mortgage securing such primary residence.

***For purposes of this Questionnaire, “income” means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”) received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040 and (iii) any deduction claimed for depletion under Section 611 et. seq. of the Code.

IF YOU ARE UNABLE TO CERTIFY TO STATEMENT 3(i), (ii) OR (iii) AND (IV) ABOVE, YOU ARE NOT QUALIFIED TO MAKE AN INVESTMENT IN THE UNITS AND MAY NOT PURCHASE ANY UNITS.

4. Disqualification.

Please indicate all of the following (if any) certifications applicable to the Subscriber or any of its executive officers and directors, managing members or executive officers and directors of its managing members (each, for purposes of this Section 5, “you”). If additional space is required to answer any question, please explain your answer in the “Remarks” section below. Please identify all questions answered in this fashion by their respective question numbers:

(i) Have you been convicted, within the past ten years of any felony or misdemeanor (a) in connection with the purchase or sale of any security; (b) involving the making of any false filing with the SEC; or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

Yes      No

(ii) Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within the past five years, that currently restrains or enjoins you from engaging or continuing to engage in any conduct or practice: (a) in connection with the purchase or sale of any security; (b) involving the making of any false filing with the SEC; or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes      No

(iii) Are you subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that: (a) currently bars you from: (1) association with an entity regulated by such commission, authority, agency or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (b) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten years?

Yes      No

(iv) Are you subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that currently: (a) suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser; (b) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (c) bars you from being associated with any entity or from participating in the offering of any penny stock?

Yes      No

(v) Are you subject to any order of the SEC, entered within the past five years, that currently orders you to cease and desist from committing or causing a future violation of: (a) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (b) Section 5 of the Securities Act.

Yes      No

(vi) Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes      No

(vii) Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of the sale of the securities, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes      No

(viii) Are you subject to a United States Postal Service false representation order entered within the past five years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes      No

If you answered yes to any of the foregoing questions, please explain your answer in the following “Remarks” section. Please identify all questions answered in this fashion by their respective question numbers.

REMARKS:

Question Number:            Answer:

5. Reliance by the Company.

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent, warrant and covenant to the Company as follows:

(i) The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act and complies with other applicable regulatory requirements; and

(ii) I will notify the Company immediately of any material change in any statement made herein or any event resulting in the omission of any statement required to be made herein that occurs prior to the acceptance of my subscription.

(Signature of Subscriber)

Dated: __________________, 2020

(Name Typed or Printed)

(Signature of Co-Subscriber, if any)

(Name Typed or Printed)

AMMO, INC.

CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE
(ENTITIES)

Please attach or describe the contents of your (a) Partnership Agreement, (b) Declaration of Trust, (c) Articles of Incorporation or (d) Operating Agreement with this subscription.

1. Background Information.

a.        Name of Investing Entity: __________________________________________________

b.        Address: ________________________________________________________________

_________________________________________________________________

Address for correspondence (if different):

_________________________________________________________________

_________________________________________________________________

c.        Telephone Number: _______________________________________

d.        Description of Business: __________________________________________________

_________________________________________________________________

_________________________________________________________________

e.        Federal Tax ID Number:

f.        Individual(s) authorized to execute documents on behalf of the entity in connection with this investment:

Name: _________________________________________________________________

Position or title: _________________________________________________________________

Note: A power of attorney is required if the Partnership Agreement, Operating Agreement or Trust Agreement does not specifically authorize the above-named individual(s) to make this investment for the Partnership, Trust or Company. In the case of a corporate investor, corporate resolutions authorizing this investment and specifying the individuals authorized to execute investment documents on behalf of the corporation are required to be delivered herewith.

g. Type of Entity:	______ Corporation
______ Limited Partnership
______ General Partnership
______ Limited Liability Company
______ Limited Liability Partnership
______ Revocable Trust*

______ Irrevocable Trust

______ Estate

______ Other __________________________________

*UNLESS (i) the Trust has total assets in excess of $5,000,000; (ii) the Trust was not formed for the specific purpose of acquiring the Units; and (iii) the purchase by the Trust is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units, the grantor(s) of the Trust also must provide a completed individual investor questionnaire (Page B-1 to B-5) for each grantor

h.       Place of Organization:

i.        Date of Organization:

j.        Was the entity organized for the specific purpose of investing in AMMO, Inc.?

Yes        No

k.        Number of equity owners (Note: an “equity owner” for the purposes of this Questionnaire means (1) stockholders in the case of a corporation, (2) limited partners only in the case of a limited partnership, (3) general partners in the case of a general partnership, (4) members in the case of a limited liability company, (5) partners in the case of a limited liability partnership, (6) grantor(s) in the case of a trust revocable at the sole option of grantor(s) or (7) beneficiaries in the case of other trusts or of estates): _________

2. Background Information of Entity’s Signatory.

a. Name: ________________________________________________________________

b. Home Address __________________________________________________________

c. Primary Telephone: ______________________________________________________

d. Social Security #(s): _____________________________________________________

e. U.S. Citizen: _____Yes _____No

f. Occupation: ___________________________________________________

g.        Date of Birth: ____________________________________________

h.        E-Mail: __________________________________________________

3. Suitable Subscribers - Accredited Investor.

All Subscribers will be required to represent that they qualify under either (i) or (ii) below. Please indicate which of the following you meet:

(i) All of the equity owners of the entity meet one of (1), (2) or (3) and (4) below:

(1) have an individual net worth** (or joint net worth with spouse) in excess of $1,000,000;

(2) had an individual income*** (not including any amounts attributable to spouse or to property owned by spouse) of more than $200,000 in each of the previous two calendar years and a reasonable expectation to reach the same income level in the current year; or

(3) had a joint income with spouse in excess of $300,000 in each of the previous two calendar years and a reasonable expectation to reach the same income level in the current year.

Yes     No

And

(4) have experience in investing in private placements, including private placements of securities of companies in the development stage, and acknowledges that (i) am able to provide for their current financial needs and foreseeable contingencies and have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of the investment in the Units, (ii) are able to bear the economic risk of an investment in the Units and, at the present time, are able to afford a complete loss of such investment.

Yes     No

**For purposes of this question, a Subscriber’s “net worth” is equal to the excess of total assets at fair market value over total liabilities excluding, for the purposes of this net worth calculation, the value of such Subscriber’s primary resident, after deducting any mortgage securing such primary residence.

***For purposes of this Questionnaire, “income” means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Code received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040 and (iii) any deduction claimed for depletion under Section 611 et. seq. of the Code.

(ii) The Subscriber is any of the following entities (please indicate which by initialing the appropriate line(s)):

(1) _______ A bank or savings and loan association, whether acting in its individual or fiduciary capacity.

(2) _______ A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

(3) _______ An insurance company.

(4) _______ An investment company registered under the Investment Company Act of 1940, or a business development company as defined in said Act.

(5) _______ A Small Business Investment Company licensed by the U.S. Small Business Administration.

(6) _______ A private business development company as defined in the Investment Advisers Act of 1940.

(7) _______ A corporation, Massachusetts or similar business trust or partnership, or any tax exempt organization as defined in Section 501(c)(3) of the Code, not formed for the specific purpose of acquiring Units, with total assets in excess of $5,000,000.

(8) _______ A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Units, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Units.

IF YOU ARE UNABLE TO CERTIFY TO STATEMENT 3(i) OR (ii) ABOVE, YOU ARE NOT QUALIFIED TO MAKE AN INVESTMENT IN THE UNITS AND MAY NOT PURCHASE ANY UNITS.

4. Disqualification.

Please indicate all of the following (if any) certifications applicable to the Subscriber or any of its executive officers and directors, managing members or executive officers and directors of its managing members (each, for purposes of this Section 4, “you”). If additional space is required to answer any question, please explain your answer in the “Remarks” section below. Please identify all questions answered in this fashion by their respective question numbers:

(i) Have you been convicted, within the past ten years of any felony or misdemeanor (a) in connection with the purchase or sale of any security; (b) involving the making of any false filing with the SEC; or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

Yes     No

(ii) Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within the past five years, that currently restrains or enjoins you from engaging or continuing to engage in any conduct or practice: (a) in connection with the purchase or sale of any security; (b) involving the making of any false filing with the SEC; or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes     No

(iii) Are you subject to a final order of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that: (a) currently bars you from: (1) association with an entity regulated by such commission, authority, agency or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (b) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten years?

Yes     No

(iv) Are you subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that currently: (a) suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser; (b) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (c) bars you from being associated with any entity or from participating in the offering of any penny stock?

Yes     No

(v) Are you subject to any order of the SEC, entered within the past five years, that currently orders you to cease and desist from committing or causing a future violation of: (a) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (b) Section 5 of the Securities Act.

Yes     No

(vi) Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes     No

(vii) Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of the sale of the securities, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes     No

(viii) Are you subject to a United States Postal Service false representation order entered within the past five years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes     No

If you answered yes to any of the foregoing questions, please explain your answer in the following “Remarks” section. Please identify all questions answered in this fashion by their respective question numbers.

REMARKS:

Question Number:         Answer:

5. Additional Information.

a.	If for a Trust:

A Trust must attach a copy of its Declaration of Trust or other governing instrument, as amended, as well as all other documents that authorize the Trust to invest in the Units. All documentation must be complete and correct.

b.	If for a Corporation:

A Trust must attach a copy of its Articles of Incorporation or other governing instrument, as amended, as well as all other documents that authorize the Corporation to invest in the Units. All documentation must be complete and correct.

c.	If for a Partnership (including a limited liability partnership) or Limited Liability Company:

A Subscribing entity must attach a copy of its Partnership Agreement, Operating Agreement or other governing instrument, as amended, as well as all other documents that authorize the Subscribing entity to invest in the Units. All documentation must be complete and correct.

7. Other Certifications.

a.	If by a Corporation:

By signing the Signature Page, the undersigned certifies on behalf of the Subscribing Corporation the following:

(A) that the Corporation’s purchase of the Units will be solely for the Corporation’s own account and not for the account of any other person or entity; and

(B) that the Corporation’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

b.	If by a Partnership (including a limited liability partnership):

By signing the Signature Page, the undersigned certifies on behalf of the Subscribing Partnership the following:

(A) that the Subscribing Partnership’s purchase of the Units will be solely for the Subscribing Partnership’s own account and not for the account of any other person or entity; and

(B) that the Subscribing Partnership’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

c.	If by a Limited Liability Company:

By signing the Signature Page, the undersigned certifies on behalf of the Subscribing Limited Liability Company the following:

(A) that the Subscribing Limited Liability Company’s purchase of the Units will be solely for the Subscribing Limited Liability Company’s own account and not for the account of any other person or entity; and

(B) that the Subscribing Limited Liability Company’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

d.	If by a Trust (other than a retirement related trust) or Estate:

By signing the Signature Page, the undersigned certifies the following:

(A) that the Trust’s or Estate’s purchase of the Units will be solely for the Trusts or Estate’s own account and not for the account of any other person or entity;

(B) that the Trust’s or Estate’s purchase of the Units is within the investment powers and authority of the Trust or Estate (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee or executor or administrator to execute this Questionnaire and the Subscription Agreement on behalf of the Trust or Estate;

(C) that the Trust has not been established in connection with either (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e)(i) of the Code; and

(D) that the Trust’s or Estate’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

8. Reliance by the Company.

The undersigned understands that the Company will be relying on the accuracy and completeness of the responses to the questions contained in this Subscription Agreement and hereby represents and warrants to the Company as follows:

(i) The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the offering in connection with which the undersigned has executed this Questionnaire is exempt from registration under the Securities Act and complies with other applicable regulatory requirements;

(ii) The undersigned will notify the Company immediately of any material change in any statement made herein or any event resulting in the omission of any statement required to be made herein that occurs prior to the acceptance of this subscription;

(iii) The person signing this Subscription Agreement on behalf of the Entity has been duly authorized to acquire the Units and sign the Subscription Agreement on behalf of the Entity and, further, that the undersigned Entity has all requisite authority to purchase the Units and enter into this Subscription Agreement; and

(iv) The undersigned hereby certifies that they have read the entire Subscription Agreement and understand the contents thereof.

Dated: __________________, 2020

Name of Purchasing Entity

By:
Signature of Authorized Agent

Name and Title of Signatory

SCHEDULE B

RISK FACTORS

We have a limited operating history on which you can evaluate our company.

We have a limited operating history on which you can evaluate our company. Although the corporate entity has existed since 1990, we have only operated as an ammunition manufacturer since March 2017. As a result, our business will be subject to many of the problems, expenses, delays, and risks inherent in the establishment of a new business enterprise.

Our performance is influenced by a variety of economic, social, and political factors.

Our performance is influenced by a variety of economic, social, and political factors. General economic conditions and consumer spending patterns can negatively impact our operating results. Economic uncertainty, unfavorable employment levels, declines in consumer confidence, increases in consumer debt levels, increased commodity prices, and other economic factors may affect consumer spending on discretionary items and adversely affect the demand for our products. In times of economic uncertainty, consumers tend to defer expenditures for discretionary items, which affects demand for our products. Any substantial deterioration in general economic conditions that diminish consumer confidence or discretionary income could reduce our sales and adversely affect our operating results. Economic conditions also affect governmental political and budgetary policies. As a result, economic conditions also can have an effect on the sale of our products to law enforcement, government, and military customers.

Political and other factors also can affect our performance. Concerns about presidential, congressional, and state elections and legislature and policy shifts resulting from those elections can affect the demand for our products. In addition, speculation surrounding control of firearms, firearm products, and ammunition at the federal, state, and local level and heightened fears of terrorism and crime can affect consumer demand for our products. Often, such concerns result in an increase in near-term consumer demand and subsequent softening of demand when such concerns subside. Inventory levels in excess of customer demand may negatively impact operating results and cash flow.

Federal and state legislatures frequently consider legislation relating to the regulation of firearms, including amendment or repeal of existing legislation. Existing laws may also be affected by future judicial rulings and interpretations firearm products, and ammunition. If such restrictive changes to legislation develop, we could find it difficult, expensive, or even impossible to comply with them, impeding new product development and distribution of existing products.

Our success depends upon our ability to introduce new products that match customer preferences.

Our success depends upon our ability to introduce new products that match consumer preferences. Our efforts to introduce new products into the market may not be successful, and any new products that we introduce may not result in customer or market acceptance. We develop new products that we believe will match consumer preferences. The development of a new product is a lengthy and costly process and may not result in the development of a successful product. Failure to develop new products that are attractive to consumers could decrease our sales, operating margins, and market share and could adversely affect our business, operating results, and financial condition.

If we are unable to protect our intellectual property, we may lose a competitive advantage or incur substantial litigation costs to protect our rights.

Our future success depends upon our proprietary technology. Our protective measures, including patent and trade secret protection, may prove inadequate to protect our proprietary rights. The right to stop others from misusing our trademarks, service marks, and patents in commerce depends to some extent on our ability to show evidence of enforcement of our rights against such misuse in commerce. Our efforts to stop improper use, if insufficient, may lead to loss of trademark and service mark rights, brand loyalty, and notoriety among our customers and prospective customers. The scope of any patent that we have or may obtain may not prevent others from developing and selling competing products. The validity and breadth of claims covered in technology patents involve complex legal and factual questions, and the resolution of such claims may be highly uncertain, and expensive. In addition, our patents may be held invalid upon challenge, or others may claim rights in or ownership of our patents.

We may be subject to intellectual property infringement claims, which could cause us to incur litigation costs and divert management attention from our business.

Any intellectual property infringement claims against us, with or without merit, could be costly and time-consuming to defend and divert our management’s attention from our business. If our products were found to infringe a third party’s proprietary rights, we could be required to enter into costly royalty or licensing agreements to be able to sell our products. Royalty and licensing agreements, if required, may not be available on terms acceptable to us or at all.

Our efforts to avoid the patent, trademark, and copyright rights of others may not provide notice to us of potential infringements in time to avoid investing in product development and promotion that must later be abandoned if suitable license terms cannot be reached.

There is no guarantee that our use of conventional technology searching and brand clearance searching will identify all potential rights holders. Rights holders may demand payment for past infringements and/or force us to accept costly license terms or discontinue use of protected technology and/or works of authorship that may include for example photos, videos, and software.

We depend on the sale of our ammunition products.

We manufacture ammunition and ammunition casings for sale to a wide variety of consumers, including gun enthusiasts, collectors, hunters, sportsmen, competitive shooters, individuals desiring home and personal protection, manufacturers, law enforcement and security agencies and officers in the United States and throughout the world. The sale of ammunition and ammunition components is influenced by the sale and usage of firearms. As noted above, sales of firearms are influenced by a variety of economic, social, and political factors, which may result in volatile sales. Ammunition sales represented a substantial amount of our net sales for the year ended March 31, 2019, the three months ended March 31, 2018 and the year ended December 31, 2017.

Our manufacturing facilities are critical to our success.

Our Arizona and Wisconsin manufacturing facilities are critical to our success, as we currently produce all of our products at these facilities. The facilities also house our principal research, development, engineering, and design functions.

Any event that causes a disruption of the operations of these facilities for even a relatively short period of time would adversely affect our ability to produce and ship our products and to provide service to our customers. We make certain changes in our manufacturing operations from time to time to enhance the facilities and associated equipment and systems and to introduce certain efficiencies in manufacturing and other processes to produce our products in a more efficient and cost-effective manner. We anticipate that we will continue to incur significant capital and other expenditures with respect to these facilities, but we may not be successful in continuing to improve efficiencies.

To the extent demand for our products increase, our future success will depend upon our ability to enhance manufacturing production capacity.

We intend to continue marketing our ammunition products. To the extent demand for our products increase significantly in future periods, one of our key challenges will be to enhance production capacity to meet sales demand, while maintaining product quality. Our inability to meet any future increase in sales demand or access capital for inventory may hinder growth, or increase dilution in connection with financing activities conducted to meet any such increase in sales demand.

Shortages of components and materials may delay or reduce our sales and increase our costs, thereby harming our results of operations.

The inability to obtain sufficient quantities of raw materials and components, including casings, primers, gun powder, projectiles, and brass necessary for the production of our products could result in reduced or delayed sales or lost orders. Any delay in or loss of sales or orders could adversely impact our operating results. Many of the materials used in the production of our products are available only from a limited number of suppliers. We do not have long-term supply contracts with any suppliers. As a result, we could be subject to increased costs, supply interruptions, and difficulties in obtaining raw materials and components.

Our reliance on third-party suppliers for various raw materials and components for our products exposes us to volatility in the availability, quality, and price of these raw materials and components. Our orders with certain of our suppliers may represent a very small portion of their total orders. As a result, they may not give priority to our business, leading to potential delays in or cancellation of our orders. A disruption in deliveries from our third-party suppliers, capacity constraints, production disruptions, price increases, or decreased availability of raw materials or commodities could have an adverse effect on our ability to meet our commitments to customers or increase our operating costs. Quality issues experienced by third party suppliers can also adversely affect the quality and effectiveness of our products and result in liability and reputational harm.

We rely on third-party suppliers for most of our manufacturing equipment.

We also rely on third-party suppliers for most of the manufacturing equipment necessary to produce our products. The failure of suppliers to supply manufacturing equipment in a timely manner or on commercially reasonable terms could delay our plans to expand our business and otherwise disrupt our production schedules and increase our manufacturing costs. Our orders with certain of our suppliers may represent a very small portion of their total orders. As a result, they may not give priority to our business, leading to potential delays in or cancellation of our orders. If any single-source supplier were to fail to supply our needs on a timely basis or cease providing us manufacturing equipment or components, we would be required to locate and contract with substitute suppliers. We may have difficulty identifying a substitute supplier in a timely manner and on commercially reasonable terms. If this were to occur, our business would be harmed.

We do not have long-term purchase commitments from our customers, and their ability to cancel, reduce, or delay orders could reduce our revenue and increase our costs.

Our customers do not provide us with firm, long-term volume purchase commitments, but instead issue purchase orders for our products as needed. As a result, customers can cancel purchase orders or reduce or delay orders at any time. The cancellation, delay, or reduction of customer purchase orders could result in reduced sales, excess inventory, unabsorbed overhead, and reduced income from operations.

We often schedule internal production levels and place orders for raw materials and components with third party suppliers before receiving firm orders from our customers. Therefore, if we fail to accurately forecast customer demand, we may experience excess inventory levels or a shortage of products to deliver to our customers. Factors that could affect our ability to accurately forecast demand for our products include the following:

●	an increase or decrease in consumer demand for our products or for the products of our competitors;

●	our failure to accurately forecast consumer acceptance of new products;

●	new product introductions by us or our competitors;

●	changes in our relationships within our distribution channels;

●	changes in general market conditions or other factors, which may result in cancellations of orders or a reduction or increase in the rate of reorders placed by retailers;

●	changes in laws and regulations governing the activities for which we sell products, such as hunting and shooting sports;

●	weak economic conditions or consumer confidence, which could reduce demand for discretionary items, such as our products; and

●	the domestic political environment, including debate over the regulation of firearms, ammunition, and related products.

Inventory levels in excess of consumer demand may result in inventory write-downs and the sale of excess inventory at discounted prices, which could have an adverse effect on our business, operating results, and financial condition. If we underestimate demand for our products, our manufacturing facilities or third-party suppliers may not be able to react quickly enough to meet consumer demand, resulting in delays in the shipment of products and lost revenue, and damage to our reputation and customer and consumer relationships. We may not be able to manage inventory levels successfully to meet future order and reorder requirements.

Our revenue depends primarily on sales by various retailers and distributors, some of which account for a significant portion of our sales.

Our revenue depends on our sales through various leading national and regional retailers, local specialty firearms stores, and online merchants. The U.S. retail industry serving the outdoor recreation market has become relatively concentrated. Our sales could become increasingly dependent on purchases by several large retail customers. Consolidation in the retail industry could also adversely affect our business. If our sales were to become increasingly dependent on business with several large retailers, we could be adversely affected by the loss or a significant decline in sales to one or more of these customers. In addition, our dependence on a smaller group of retailers could result in their increased bargaining position and pressures on the prices we charge.

The loss of any one or more of our retail customers or significant or numerous cancellations, reductions, delays in purchases or changes in business practices by our retail customers could have an adverse effect on our business, operating results, and financial condition.

These sales channels involve a number of special risks, including the following:

●	we may be unable to secure and maintain favorable relationships with retailers and distributors;

●	we may be unable to control the timing of delivery of our products to end-user consumers;

●	our retailers and distributors are not subject to minimum sales requirements or any obligation to market our products to their customers;

●	our retailers and distributors may terminate their relationships with us at any time; and

●	our retailers and distributors market and distribute competing products.

We have three customers that accounted for approximately 54% of our net sales for the year ended March 31, 2019 and three customers that accounted for 68% of our net sales for the three month period ended March 31, 2018. At December 31, 2017, 58% of our net sales resulted from one customer. Although we intend to expand our customer base, our revenue would likely decline if we lost any major customers or if one of these sizable customers were to significantly reduce its orders for any reason. Because our sales are made by means of standard purchase orders rather than long-term contracts, we cannot assure you that our customers will continue to purchase our products at current levels, or at all.

In addition, periods of sluggish economies and consumer uncertainty regarding future economic prospects in our key markets can have an adverse effect on the financial health of our customers, which may in turn have a material adverse effect on our business, operating results, and financial condition.

We extend credit to our customers for periods of varying duration based on an assessment of the customer’s financial condition, generally without requiring collateral, which increases our exposure to the risk of uncollectable receivables. In addition, we face increased risk of order reduction or cancellation when dealing with financially ailing retailers or retailers struggling with economic uncertainty. We may reduce our level of business with customers and distributors experiencing financial difficulties and may not be able to replace that business with other customers, which could have a material adverse effect on our business, operating results, and financial condition.

An inability to expand our E-commerce business could reduce our future growth.

Consumers are increasingly purchasing products online. We operate direct-to-consumer e-commerce stores to maintain an online presence with our end users. The future success of our online operations depends on our ability to use our marketing resources to communicate with existing and potential customers. We face competitive pressure to offer promotional discounts, which could impact our gross margin and increase our marketing expenses. We are limited, however, in our ability to fully respond to competitor price discounting because we cannot market our products at prices that may produce adverse relationships with our customers that operate brick and mortar locations as they may perceive themselves to be at a disadvantage based on lower e-commerce pricing to end consumers. There is no assurance that we will be able to successfully expand our e-commerce business to respond to shifting consumer traffic patterns and direct-to-consumer buying trends.

In addition, e-commerce and direct-to-consumer operations are subject to numerous risks, including implementing and maintaining appropriate technology to support business strategies; reliance on third-party computer hardware/software and service providers; data breaches; violations of state, federal or international laws, including those relating to online privacy; credit card fraud; telecommunication failures; electronic break-ins and similar disruptions; and disruption of Internet service. Our inability to adequately respond to these risks and uncertainties or to successfully maintain and expand our direct-to-consumer business may have an adverse impact on our business and operating results.

Our gross margins depend upon our sales mix.

Our gross margin is higher when our sales mix is skewed toward our higher-margin proprietary product lines versus a lower contribution from mid-market ammunition that we also manufacture. If our actual sales mix results in a lower overall percentage from our proprietary lines, our gross margins will be reduced, affecting our results of operations.

We may have difficulty collecting amounts owed to us.

Certain of our customers may experience business challenges and credit-related issues. We perform ongoing credit evaluations of customers, but these evaluations may not be completely effective. We grant payment terms to most customers ranging from 30 to 90 days and do not generally require collateral. Should more customers than we anticipate experience liquidity issues, or if payments are not received on a timely basis, we may have difficulty collecting amounts owed to us by such customers and our business, operating results, and financial condition could be adversely impacted. Retail consolidation could result in more concentrated credit-related risks.

We face intense competition that could result in our losing or failing to gain market share and suffering reduced sales.

We operate in intensely competitive markets that are characterized by price erosion and competition from major domestic and international companies. Competition in the markets in which we operate is based on a number of factors, including price, quality, product innovation, performance, reliability, styling, product features, and warranties, and sales and marketing programs. This intense competition could result in pricing pressures, lower sales, reduced margins, and lower market share.

Our competitors include Federal Premium Ammunition, Remington Arms, the Winchester Ammunition Division of Olin Corporation, and various smaller manufacturers and importers, including Black Hills Ammunition, CBC Group, Fiocchi Ammunition, Hornady, PMC, Rio Ammunition, and Wolf. Most of our competitors have greater market recognition, larger customer bases, long-term government contracts, and substantially greater financial, technical, marketing, distribution, and other resources than we possess and that afford them competitive advantages. As a result, they may be able to devote greater resources to the promotion and sale of products, to invest more funds in intellectual property and product development, to negotiate lower prices for raw materials and components, to deliver competitive products at lower prices, and to introduce new products and respond to consumer requirements more quickly than we can.

Our competitors could introduce products with superior features at lower prices than our products and could also bundle existing or new products with other more established products to compete with us. Certain of our competitors may be willing to reduce prices and accept lower profit margins to compete with us. Our competitors could also gain market share by acquiring or forming strategic alliances with other competitors.

Finally, we may face additional sources of competition in the future because new distribution methods offered by the Internet and electronic commerce have removed many of the barriers to entry historically faced by start-up companies. Retailers also demand that suppliers reduce their prices on products, which could lead to lower margins. Any of the foregoing effects could cause our sales to decline, which would harm our financial position and results of operations.

Our ability to compete successfully depends on a number of factors, both within and outside our control. These factors include the following:

●	our success in developing, producing, marketing, and successfully selling new products;

●	our ability to address the needs of our consumer customers;

●	the pricing, quality, performance, and reliability of our products;

●	the quality of our customer service;

●	the efficiency of our production; and

●	product or technology introductions by our competitors.

Because we believe technological and functional distinctions among competing products in our markets are perceived by many end-user consumers to be relatively modest, effectiveness in marketing and manufacturing are particularly important competitive factors in our business.

Seasonality and weather conditions may cause our operating results to vary from quarter to quarter.

Because many of our products are used for seasonal outdoor sporting activities, our operating results may be significantly impacted by unseasonable weather conditions. Accordingly, our operating results could suffer when weather patterns do not conform to seasonal norms.

Shipments of ammunition for hunting are highest during the months of June through September to meet consumer demand for the fall hunting season and holidays. The seasonality of our sales may change in the future. Seasonal variations in our operating results may reduce our cash on hand, increase our inventory levels, and extend our accounts receivable collection periods. This in turn may cause us to increase our debt levels and interest expense to fund our working capital requirements.

We manufacture and sell products that create exposure to potential product liability, warranty liability, or personal injury claims and litigation.

Our products are used in activities and situations that involve risk of personal injury and death. Our products expose us to potential product liability, warranty liability, and personal injury claims and litigation relating to the use or misuse of our products, including allegations of defects in manufacturing, defects in design, a failure to warn of dangers inherent in the product or activities associated with the product, negligence, and strict liability. If successful, any such claims could have a material adverse effect on our business, operating results, and financial condition. Defects in our products may result in a loss of sales, recall expenses, delay in market acceptance, and damage to our reputation and increased warranty costs, which could have a material adverse effect on our business, operating results, and financial condition. Although we maintain product liability insurance in amounts that we believe are reasonable, we may not be able to maintain such insurance on acceptable terms, if at all, in the future and product liability claims may exceed the amount of insurance coverage. In addition, our reputation may be adversely affected by such claims, whether or not successful, including potential negative publicity about our products.

The failure to manage our growth could adversely affect our operations.

The failure to manage our growth could adversely affect our operations. To continue to expand our business and enhance our competitive position, we must make significant investments in equipment, facilities, systems, and personnel. In addition, we must commit significant funds to enhance our sales, marketing, information technology, and research and development efforts. As a result of the increase in fixed costs and operating expenses, our failure to increase our sales sufficiently to offset these increased costs could adversely affect our business, operating results, and financial condition.

Managing our planned growth effectively will require us to take a number of steps, including the following:

●	enhance our operational, financial, and management systems;

●	enhance our facilities and purchase additional equipment; and

●	successfully hire, train, and retain additional employees, including additional personnel for our technological, sales, and marketing efforts.

The expansion of our products and customer base may result in increases in our overhead and selling expenses. We may be required to increase staffing and other expenses and our expenditures on capital equipment and leasehold improvements to meet the demand for our products. Any increase in expenditures in anticipation of future sales that do not materialize would adversely affect our profitability.

Our business is highly dependent upon our brand recognition and reputation, and the failure to maintain or enhance our brand recognition or reputation would likely have a material adverse effect on our business.

Our brand recognition and reputation are critical aspects of our business. We believe that maintaining and further enhancing our brands, particularly our STREAK VISUAL AMMUNITION™ brands, and our reputation are critical to retaining existing customers and attracting new customers. We also believe that the importance of our brand recognition and reputation will continue to increase as competition in our markets continues to develop.

We anticipate that our advertising, marketing, and promotional efforts will increase in the foreseeable future as we continue to seek to enhance our brands and consumer demand for our products. Historically, we have relied on print and electronic media advertising to increase consumer awareness of our brands to increase purchasing intent and conversation. We anticipate that we will increasingly rely on other forms of media advertising, including social media and e-marketing. Our future growth and profitability will depend in large part upon the effectiveness and efficiency of our advertising, promotion, public relations, and marketing programs. These brand promotion activities may not yield increased revenue and the efficacy of these activities will depend on a number of factors, including our ability to do the following:

●	determine the appropriate creative message and media mix for advertising, marketing, and promotional expenditures;

●	select the right markets, media, and specific media vehicles in which to advertise;

●	identify the most effective and efficient level of spending in each market, media, and specific media vehicle; and

●	effectively manage marketing costs, including creative and media expenses, to maintain acceptable customer acquisition costs.

In addition, certain of our current or future products may benefit from endorsements and support from particular sportsmen, athletes, or other celebrities, and those products and brands may become personally associated with those individuals. As a result, sales of the endorsed products could be materially and adversely affected if any of those individuals’ images, reputations, or popularity were to be negatively impacted.

Increases in the pricing of one or more of our marketing and advertising channels could increase our marketing and advertising expenses or cause us to choose less expensive but possibly less effective marketing and advertising channels. If we implement new marketing and advertising strategies, we may incur significantly higher costs than our current channels, which in turn could adversely affect our operating results. Implementing new marketing and advertising strategies also could increase the risk of devoting significant capital and other resources to endeavors that do not prove to be cost effective. We also may incur marketing and advertising expenses significantly in advance of the time we anticipate recognizing revenue associated with such expenses and our marketing and advertising expenditures may not generate sufficient levels of brand awareness and conversation or result in increased revenue. Even if our marketing and advertising expenses result in increased sales, the increase might not offset our related expenditures. If we are unable to maintain our marketing and advertising channels on cost-effective terms or replace or supplement existing marketing and advertising channels with similarly or more effective channels, our marketing and advertising expenses could increase substantially, our customer base could be adversely affected, and our business, operating results, financial condition, and reputation could suffer.

Our operating results may experience significant fluctuations.

Many factors contribute to significant periodic and seasonal quarterly fluctuations in our results of operations. These factors include the following:

●	the cyclicality of the markets we serve;

●	the timing and size of new orders;

●	the cancellation of existing orders;

●	the volume of orders relative to our capacity;

●	product introductions and market acceptance of new products or new generations of products;

●	timing of expenses in anticipation of future orders;

●	changes in product mix;

●	availability of production capacity;

●	changes in cost and availability of labor and raw materials;

●	timely delivery of products to customers;

●	pricing and availability of competitive products;

●	new product introduction costs;

●	changes in the amount or timing of operating expenses;

●	introduction of new technologies into the markets we serve;

●	pressures on reducing selling prices;

●	our success in serving new markets;

●	adverse publicity regarding the safety, performance, and use of our products;

●	the institution and outcome of any litigation;

●	political, economic, or regulatory developments; and

●	changes in economic conditions.

As a result of these and other factors, we believe that period-to-period comparisons of our results of operations may not be meaningful in the short term, and our performance in a particular period may not be indicative of our performance in any future period.

The failure to attract and retain key personnel could have an adverse effect on our operating results.

Our success depends substantially on the efforts and abilities of our senior management and key personnel. The competition for qualified management and key personnel is intense. Although we maintain noncompetition and nondisclosure covenants with many of our key personnel, we do not have employment agreements with most of them. The loss of services of one or more of our key employees or the inability to hire, train, and retain additional key personnel could delay the development and sale of our products, disrupt our business, and interfere with our ability to execute our business plan.

In addition, our ability to maintain our competitive position is dependent to a large degree on the efforts and skills of our senior management team, including Fred Wagenhals, our President and Chief Executive Officer. The loss of the services of one or more of our key personnel could materially and adversely affect our operations.

We may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs.

In the future, we may require additional capital to fund the planned expansion of our business and to respond to business opportunities, challenges, potential acquisitions, or unforeseen circumstances. We could encounter unforeseen difficulties that may deplete our capital resources rapidly, which could require us to seek additional financing in the near future. The timing and amount of any additional financing that is required to continue the expansion of our business and the marketing of our products will depend on our ability to improve our operating results and other factors. We may not be able to secure additional debt or equity financing in a timely basis or on favorable terms, or at all. Such financing could result in substantial dilution of the equity interests of existing stockholders. We have no commitments for any additional financing should the need arise. If we are unable to secure any necessary additional financing, we may need to delay expansion plans, conserve cash, and reduce operating expenses. There is no assurance that any additional financing will be sufficient, that the financing will be available on terms favorable to us or to existing stockholders and at such times as required, or that we will be able to obtain the additional financing required for the continued operation and growth of our business. Any debt financing obtained by us in the future could involve restrictive covenants relating to our capital raising activities and other financial and operational matters, which may make it more difficult for us to obtain additional capital and to pursue business opportunities. If we raise additional funds through further issuances of equity, convertible debt securities, or other securities convertible into equity, our existing stockholders could suffer significant dilution in their percentage ownership of our company, and any new equity securities we issue could have rights, preferences, and privileges senior to those of holders of our Common Stock. If we are unable to obtain adequate financing or financing on terms satisfactory to us, when we require it, our ability to grow or support our business and to respond to business challenges could be significantly limited.

Potential strategic alliances may not achieve their objectives, which could impede our growth.

We anticipate that we will enter into strategic alliances in the future. We continue to explore strategic alliances designed to expand our product offerings, enter new markets, and improve our distribution channels. Strategic alliances may not achieve their intended objectives, and parties to our strategic alliances may not perform as contemplated. The failure of these alliances may impede our ability to introduce new products and enter new markets.

Any acquisitions that we undertake will involve significant risks, and any acquisitions that we undertake in the future could disrupt our business, dilute stockholder value, and harm our operating results.

We have a strategy to expand our operations through strategic acquisitions to enhance existing products and offer new products, enter new markets and businesses, strengthen and avoid interruption from our supply chain, and enhance our position in current markets and businesses. Acquisitions involve significant risks and uncertainties. We cannot accurately predict the timing, size, and success of any future acquisitions. We may be unable to identify suitable acquisition candidates or to complete the acquisitions of candidates that we identify. Increased competition for acquisition candidates or increased asking prices by acquisition candidates may increase purchase prices for acquisitions to levels beyond our financial capability or to levels that would not result in the returns required by our acquisition criteria. Unforeseen expenses, difficulties, and delays frequently encountered in connection with expansion through acquisitions could inhibit our growth and negatively impact our operating results.

Our ability to complete acquisitions that we desire to make will depend upon various factors, including the following:

●	the availability of suitable acquisition candidates at attractive purchase prices;

●	the ability to compete effectively for available acquisition opportunities;

●	the availability of cash resources, borrowing capacity, or stock at favorable price levels to provide required purchase prices in acquisitions;

●	the ability of management to devote sufficient attention to acquisition efforts; and

●	the ability to obtain any requisite governmental or other approvals.

We may have little or no experience with certain acquired businesses, which could involve significantly different supply chains, production techniques, customers, and competitive factors than our current business. This lack of experience would require us to rely to a great extent on the management teams of these acquired businesses. These acquisitions also could require us to make significant investments in systems, equipment, facilities, and personnel in anticipation of growth. These costs could be essential to implement our growth strategy in supporting our expanded activities and resulting corporate structure changes. We may be unable to achieve some or all of the benefits that we expect to achieve as we expand into these new markets within the time frames we expect, if at all. If we fail to achieve some or all of the benefits that we expect to achieve as we expand into these new markets, or do not achieve them within the time frames we expect, our business, financial condition, and results of operations could be adversely affected.

As a part of any potential acquisition, we may engage in discussions with various acquisition candidates. In connection with these discussions, we and each potential acquisition candidate may exchange confidential operational and financial information, conduct due diligence inquiries, and consider the structure, terms, and conditions of the potential acquisition. In certain cases, the prospective acquisition candidate agrees not to discuss a potential acquisition with any other party for a specific period of time and agrees to take other actions designed to enhance the possibility of the acquisition, such as preparing audited financial information. Potential acquisition discussions frequently take place over a long period of time and involve difficult business integration and other issues. As a result of these and other factors, a number of potential acquisitions that from time-to-time appear likely to occur do not result in binding legal agreements and are not consummated, but may result in increased legal, consulting, and other costs.

Unforeseen expenses, difficulties, and delays frequently encountered in connection with future acquisitions could inhibit our growth and negatively impact our profitability. Any future acquisitions may not meet our strategic objectives or perform as anticipated. In addition, the size, timing, and success of any future acquisitions may cause substantial fluctuations in our operating results from quarter to quarter. These interim fluctuations could adversely affect the market price of our Common Stock.

If we finance any future acquisitions in whole or in part through the issuance of Common Stock or securities convertible into or exercisable for Common Stock, existing stockholders will experience dilution in the voting power of their Common Stock and earnings per share could be negatively impacted. The extent to which we will be able or willing to use our Common Stock for acquisitions will depend on the market price of our Common Stock from time-to-time and the willingness of potential acquisition candidates to accept our Common Stock as full or partial consideration for the sale of their businesses. Our inability to use our Common Stock as consideration, to generate cash from operations, or to obtain additional funding through debt or equity financings to pursue an acquisition could limit our growth.

Any acquisitions that we undertake could be difficult to integrate, disrupt our business, and harm our operations.

We may be unable to effectively complete an integration of the management, operations, facilities, and accounting and information systems of acquired businesses with our own; to implement effective controls to mitigate legal and business risks with which we have no prior experience; to manage efficiently the combined operations of the acquired businesses with our operations; to achieve our operating, growth, and performance goals for acquired businesses; to achieve additional sales as a result of our expanded operations; or to achieve operating efficiencies or otherwise realize cost savings as a result of anticipated acquisition synergies. The integration of acquired businesses involves numerous risks and uncertainties, including the following:

●	the potential disruption of our core businesses;

●	risks associated with entering markets and businesses in which we have little or no prior experience;

●	diversion of management’s attention from our core businesses;

●	adverse effects on existing business relationships with suppliers and customers;

●	risks associated with increased regulatory or compliance matters;

●	failure to retain key customers, suppliers, or personnel of acquired businesses;

●	the potential strain on our financial and managerial controls and reporting systems and procedures;

●	greater than anticipated costs and expenses related to the integration of the acquired business with our business;

●	potential unknown liabilities associated with the acquired company;

●	risks associated with weak internal controls over information technology systems and associated cyber security risks;

●	meeting the challenges inherent in effectively managing an increased number of employees in diverse locations;

●	failure of acquired businesses to achieve expected results;

●	the risk of impairment charges related to potential write-downs of acquired assets in future acquisitions; and

●	the challenge of creating uniform standards, controls, procedures, policies, and information systems.

Breaches of our information systems could adversely affect our reputation, disrupt our operations, and result in increased costs and loss sales.

There have been an increasing number of cyber security incidents affecting companies around the world, which have caused operational failures or compromised sensitive corporate data. Although we do not believe our systems are at a greater risk of cyber security incidents than other similar organizations, such cyber security incidents may result in the loss or compromise of customer, financial, or operational data; disruption of billing, collections, or normal operating activities; disruption of electronic monitoring and control of operational systems; and delays in financial reporting and other management functions. Possible impacts associated with a cyber security incident may include among others, remediation costs related to lost, stolen, or compromised data; repairs to data processing systems; increased cyber security protection costs; reputational damage; and adverse effects on our compliance with applicable privacy and other laws and regulations.

A failure of our information technology systems, or an interruption in their operation due to internal or external factors including cyber-attacks, could have a material adverse effect on our business, financial condition or results of operations.

Our operations depend on our ability to protect our information systems, computer equipment, and information databases from systems failures. We rely on our information technology systems generally to manage the day-to-day operations of our business, operate elements of our manufacturing facility, manage relationships with our customers, fulfill customer orders, and maintain our financial and accounting records. Failure of our information technology systems could be caused by internal or external events, such as incursions by intruders or hackers, computer viruses, cyber-attacks, failures in hardware or software, or power or telecommunication fluctuations or failures. The failure of our information technology systems to perform as anticipated for any reason or any significant breach of security could disrupt our business and result in numerous adverse consequences, including reduced effectiveness and efficiency of operations, increased costs, or loss of important information, any of which could have a material adverse effect on our business, operating results, and financial condition. Any technology and information security processes and disaster recovery plans we use to mitigate our risk to these vulnerabilities may not be adequate to ensure that our operations will not be disrupted should such an event occur.

We are subject to extensive regulation and could incur fines, penalties and other costs and liabilities under such requirements.

Like many other manufacturers and distributors of consumer products, we are required to comply with a wide variety of laws, rules, and regulations, including those relating to labor, employment, the environment, the export and import of our products, and taxation. These laws, rules, and regulations currently impose significant compliance requirements on our business, and more restrictive laws, rules and regulations may be adopted in the future.

Our operations are subject to a variety of laws and regulations relating to environmental protection, including those governing the discharge, treatment, storage, transportation, remediation, and disposal of certain materials and wastes, and restoration of damages to the environment, and health and safety matters. We could incur substantial costs, including remediation costs, resource restoration costs, fines, penalties, and third-party property damage or personal injury claims as a result of liabilities under or violations of such laws and regulations or the permits required thereunder. While environmental laws and regulations have not had a material adverse effect on our business, operating results, financial condition, the ultimate cost of environmental liabilities is difficult to accurately predict and we could incur material additional costs as a result of requirements or obligations imposed or liabilities identified in the future.

As a manufacturer and distributor of consumer products, we are subject to the Consumer Products Safety Act, which empowers the Consumer Products Safety Commission to exclude from the market products that are found to be unsafe or hazardous. Under certain circumstances, the Consumer Products Safety Commission could require us to repurchase or recall one or more of our products. In addition, laws regulating certain consumer products exist in some cities and states, and in other countries in which we sell our products, and more restrictive laws and regulations may be adopted in the future. Any repurchase or recall of our products could be costly to us and could damage our reputation. If we were required to remove, or we voluntarily removed, our products from the market, our reputation could be tarnished, and we could have large quantities of finished products that we are unable to sell. We are also subject to the rules and regulations of the Bureau of Alcohol, Tobacco, Firearms and Explosives, or the ATF. If we fail to comply with ATF rules and regulations, the ATF may limit our growth or business activities, levy fines against or revoke our license to do business. Our business, and the business of all producers and marketers of ammunition and firearms, is also subject to numerous federal, state, local, and foreign laws, regulations, and protocols. Applicable laws have the following effects:

●	require the licensing of all persons manufacturing, exporting, importing, or selling firearms and ammunition as a business;

●	require background checks for purchasers of firearms;

●	impose waiting periods between the purchase of a firearm and the delivery of a firearm;

●	prohibit the sale of firearms to certain persons, such as those below a certain age and persons with criminal records;

●	regulate the use and storage of gun powder or other energetic materials;

●	regulate our employment of personnel with criminal convictions; and

●	restrict access to firearm manufacturing facilities for individuals from other countries or with criminal convictions.

Also, the export of our products is controlled by International Traffic in Arms Regulations, or ITAR, and Export Administration Regulations, or EAR. The ITAR implements the provisions of the Arms Export Control Act and is enforced by the U.S. Department of State. The EAR implements the provisions of the Export Administration Act and is enforced by the U.S. Department of Commerce. Among their many provisions, the ITAR and the EAR require a license application for the export of many of our products. In addition, the ITAR requires congressional approval for any firearms export application with a total value of $1 million or higher. Further, because our manufacturing process includes certain toxic, flammable and explosive chemicals, we are subject to the Chemical Facility Anti-Terrorism Standards, as administered by the U.S. Department of Homeland Security, which require that we take additional reporting and security measures related to our manufacturing process.

Several states currently have laws in effect that are similar to, and, in certain cases, more restrictive than, these federal laws. Compliance with all of these regulations is costly and time-consuming. Inadvertent violation of any of these regulations could cause us to incur fines and penalties and may also lead to restrictions on our ability to manufacture and sell our products and services and to import or export the products we sell.

Changes in government policies and firearms legislation could adversely affect our financial results.

The sale, purchase, ownership, and use of firearms are subject to numerous and varied federal, state, and local governmental regulations. Federal laws governing firearms include the National Firearms Act, the Federal Firearms Act, the Arms Export Control Act, and the Gun Control Act of 1968. These laws generally govern the manufacture, import, export, sale, and possession of firearms and ammunition. We hold all necessary licenses to legally sell ammunition in the United States.

Currently, the federal legislature and several state legislatures are considering additional legislation relating to the regulation of firearms and ammunition. These proposed bills are extremely varied. If enacted, such legislation could effectively ban or severely limit the sale of affected firearms and ammunition. In addition, if such restrictions are enacted and are incongruent, we could find it difficult, expensive, or even practically impossible to comply with them, which could impede new product development and the distribution of existing products. We cannot assure you that the regulation of our business activities will not become more restrictive in the future and that any such restriction will not have a material adverse effect on our business.

Any change to the interpretation of the Second Amendment would dramatically impact our ability to conduct business.

Failure to comply with the U.S. Foreign Corrupt Practices Act or other applicable anti-corruption legislation, and export controls and trade sanctions, could result in fines or criminal penalties if we expand our business abroad.

The expansion of our business internationally would expose us to trade sanctions and other restrictions imposed by the United States and other governments. The U.S. Departments of Justice, Commerce, Treasury and other agencies and authorities have a broad range of civil and criminal penalties they may seek to impose against companies for violations of export controls, the Foreign Corrupt Practices Act, anti-boycott provisions and other federal statutes, sanctions and regulations and, increasingly, similar or more restrictive foreign laws, rules and regulations, which may also apply to us. By virtue of these laws and regulations, and under laws and regulations in other jurisdictions, we may be obliged to limit our business activities, we may incur costs for compliance programs and we may be subject to enforcement actions or penalties for noncompliance. In recent years, U.S. and foreign governments have increased their oversight and enforcement activities with respect to these laws and we expect the relevant agencies to continue to increase these activities. A violation of these laws, sanctions or regulations could result in restrictions on our exports, civil and criminal fines or penalties and could adversely impact our business, operating results, and financial condition.

Our charter documents and Delaware law could make it more difficult for a third party to acquire us and discourage a takeover.

Our Certificate of Incorporation, Bylaws, and Delaware law contain certain provisions that may have the effect of deterring or discouraging, among other things, a non-negotiated tender or exchange offer for shares of Common Stock, a proxy contest for control of our company, the assumption of control of our company by a holder of a large block of Common Stock, and the removal of the management of our company. Such provisions also may have the effect of deterring or discouraging a transaction which might otherwise be beneficial to stockholders. Our certificate of incorporation also may authorize our board of directors, without stockholder approval, to issue one or more series of preferred stock, which could have voting and conversion rights that adversely affect or dilute the voting power of the holders of Common Stock. Delaware law also imposes conditions on certain business combination transactions with “interested stockholders.” Our certificate of incorporation authorizes our Board of Directors to fill vacancies or newly created directorships. A majority of the directors then in office may elect a successor to fill any vacancies or newly created directorships. Such provisions cold limit the price that investors might be willing to pay in the future for shares of our Common Stock and impede the ability of the stockholders to replace management.

The elimination of monetary liability against our directors, officers, and employees under Delaware law and the existence of indemnification rights to our directors, officers, and employees may result in substantial expenditures by us and may discourage lawsuits against our directors, officers, and employees. We also may have entered into contractual indemnification obligations under employment agreements with our executive officers. The foregoing indemnification obligations could result in our incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage us from bringing a lawsuit against our directors and officers for breaches of their fiduciary duties and may similarly discourage the filing of derivative litigation by our stockholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and our stockholders.

Our results of operations could be impacted by unanticipated changes in tax provisions or exposure to additional income tax liabilities.

Our business operates in many locations under government jurisdictions that impose income taxes. Changes in domestic or foreign income tax laws and regulations, or their interpretation, could result in higher or lower income tax rates assessed or changes in the taxability of certain revenues or the deductibility of certain expenses, and higher excise taxes thereby affecting our income tax expense and profitability. In addition, audits by income tax authorities could result in unanticipated increases in our income tax expense.

Limited or No Public Market for our securities.

There has been a limited public market for our Common Stock and no public market for our outstanding stock options and warrants. Our Common Stock is currently quoted on the OTCQB Market. The daily trading volume of our Common Stock has been limited.

We cannot predict the extent to which investor interest in our company will lead to the development of an active trading market or how liquid that market might become. The lack of an active market may reduce the value of shares of our Common Stock and impair the ability of our stockholders to sell their shares at the time or price at which they wish to sell them. An inactive market may also impair our ability to raise capital by selling our Common Stock and may impair our ability to acquire or invest in other companies, products, or technologies by using our Common Stock as consideration.

We may be unable to list our stock on a national exchange, such as NASDAQ.

There has been a limited public market for our Common Stock. Although it is our intention to qualify for the trading of our Common Stock on a national exchange, we may not meet or maintain certain qualifying requirements. If we are unable to meet these requirements, we may be limited to trading conducted on the OTCQB Market.

The market price of our Common Stock may be volatile and could decline.

The market price of our Common Stock has fluctuated substantially in the past and is likely to continue to be highly volatile and subject to wide fluctuations in the future. A number of factors could cause the market price of our Common Stock to decline, many of which we cannot control, including the following:

●	our ability to execute our business plan;

●	actual or anticipated changed in our operating results;

●	variations in our quarterly results;

●	changes in expectations relating to our products, plans, and strategic position or those of our competitors or customers;

●	announcements or introduction of technological innovations or new products by us or our competitors;

●	market conditions within our market;

●	the sale of even small blocks of Common Stock by stockholders;

●	price and volume fluctuations in the overall stock market from time to time;

●	significant volatility in the market price and trading volume of public companies in general and small emerging companies in particular;

●	changes in investor perceptions;

●	the level and quality of any research analyst coverage of our Common Stock, changes in earnings estimates or investment recommendations by securities analysis, or our failure to meet such estimates;

●	any financial guidance we may provide to the public, any changes in such guidance, or our failure to meet such guidance;

●	various market factors or perceived market factors, including rumors, whether or not correct, involving us, our customers, or our competitors;

●	future sales of our Common Stock;

●	Introductions of new products or new pricing policies by us or by our competitors;

●	regulatory or environmental laws that restrict the sale of ammunition containing lead;

●	acquisitions or strategic alliances by us or by our competitors;

●	litigation involving us, our competitors, or our industry;

●	regulatory, legislative, political, and other developments that may affect us, our customers, and the purchasers of our products;

●	the gain or loss of significant customers;

●	the volume and timing of customers’ orders;

●	recruitment or departure of key personnel;

●	developments with respect to intellectual property rights;

●	our international acceptance;

●	market conditions in our industry, the business success of our customers, and economy as a whole; and

●	general global economic and political instability.

In addition, the market prices of small emerging companies have experienced significant price and volume fluctuations that often have been unrelated or disproportionate to their operating performance. In the past, companies that have experienced volatility in the market price of their securities have been the subject of securities class action litigation. If we were the object of a securities class action litigation, it could result in substantial losses and divert management’s attention and resources form other matters.

Sales of large numbers of shares could adversely affect the price of our Common Stock.

Most of our Common Stock shares currently outstanding are restricted securities as that term is defined in Rule 144 under the Securities Act of 1933, as amended, or the Securities Act. All outstanding shares of Common Stock are or will be eligible for resale in the public markets at various times within the next six months with respect to affiliates, subject to compliance with the volume and manner of sale requirements of Rule 144 under the Securities Act of 1933, as amended, and with respect to all restricted securities held by affiliates.

In general, under Rule 144 as currently in effect, any person (or persons whose shares are aggregated for purposes of Rule 144) who beneficially owns restricted securities with respect to which at least six months has elapsed since the later of the date the shares were acquired from us, or from an affiliate of ours, is entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of our Common Stock or the average weekly trading volume in our Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 also are subject to certain manner-of-sale provisions and notice requirements and to the availability of current public information about us. A person who is not an affiliate, who has not been an affiliate within three months prior to sale, and who beneficially owns restricted securities with respect to which at least six months has elapsed since the later of the date the shares were acquired from us, or from an affiliate of ours, is entitled to sell such shares under Rule 144 without regard to any of the volume limitations or other requirements described above. Sales of substantial amounts of Common Stock in the public market could adversely affect prevailing market prices.

In accordance with our recent offering of Units, consisting of Common Stock and warrants to purchase Common Stock, we are required to file a registration statement with the SEC registering 13,242,186 shares of Common Stock, including the shares that may be issued upon the exercise of the warrants contained in Units. We agreed to file an additional registration statements for approximately 11,783,853 shares of Common Stock, including the shares that may be issued upon the exercise of the warrants contained in Units. Once the registrations are effective, the holders of such Common Stock, including the Common Stock issuable upon the exercise of the warrants will be able to freely sell their shares, which could have a negative effect on the prevailing market prices.

As a former shell company, resales of shares of our restricted common stock in reliance on Rule 144 of the Securities Act are subject to the requirements of Rule 144(i).

We previously were a “shell company” and, as such, sales of our securities pursuant to Rule 144 under the Securities Act, cannot be made unless, among other things, at the time of a proposed sale, we are subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and have filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months, other than Form 8-K reports. Because, as a former shell company, the reporting requirements of Rule 144(i) will apply regardless of holding period, restrictive legends on certificates for shares of our common stock cannot be removed except in connection with an actual sale that is subject to an effective registration statement under, or an applicable exemption from the registration requirements of, the Securities Act. Because our unregistered securities cannot be sold pursuant to Rule 144 unless we continue to meet such requirements, any unregistered securities we issue will have limited liquidity unless we continue to comply with such requirements.

Conversion of warrants, and issuance of incentive stock grants may have a dilutive effective on our stock, and negatively impact the price of our Common Stock.

As of December 31, 2019, we had 8,629,432 warrants outstanding. Each warrant provides the holder the right to purchase up to one share of our Common Stock at a predetermined exercise price. The outstanding warrants consist of (1) warrants to purchase an aggregate of 125,060 shares of Common Stock at an average price of $2.50 per share until March 2020; (2) warrants to purchase 966,494 shares of Common Stock at an exercise price of $1.65 per share until April 2025; (3) warrants to purchase 4,641,745 shares of our Common Stock at an exercise price of $2.00 per share over the next three to five years; and (4) warrants to purchase 2,896,133 shares of Common Stock at an exercise price of $2.40 over the next five years.

In November 2017, the Board of Directors approved the 2017 Equity Incentive Plan, or (“the Plan”). Under the Plan, 485,000 shares of common stock were reserved and authorized to be issued. As of December 31, 2017, 200,000 shares of common stock were approved and issued under the Plan, and we recognized approximately $250,000 of related consulting expense. On January 10, 2018, 200,000 shares were awarded, and we recognized $330,000 of compensation expense. There are 85,000 shares remaining to be issued under the Plan.

We plan to adopt an Incentive Stock Plan designed to assist us in attracting, motivating, retaining, and rewarding high-quality executives, directors, officers, employees, and individual consultants by enabling such persons to acquire or increase a proprietary interest in our company to strengthen the mutuality of interests between such persons and our stockholders and providing such persons with performance incentives to expand their maximum efforts in the creation of stockholder value under the plan. We will be able to grant stock options, restricted stock, restricted stock units, stock appreciation rights, bonus stocks, and performance awards under the plan.

To the extent that any of the outstanding warrants and options described above are exercised, dilution, to the interests of our stockholders may occur. For the life of such warrants and options, the holders will have the opportunity to profit from a rise in the price of the Common Stock with a resulting dilution in the interest of the other holders of Common Stock. The existence of such warrants and options may adversely affect the market price of our Common Stock and the terms on which we can obtain additional financing, and the holders of such warrants and options can be expected to exercise them at a time when we would, in all likelihood, be able to obtain additional capital by an offering of our unissued capital stock on terms more favorable to us than those provided by such warrants and options.

Effect of Issuance of Preferred Stock.

Our Certificate of Incorporation allows us to issue Preferred Stock with voting, liquidation, and dividend rights senior to those of the Common Stock without the approval of our stockholders. The issuance of Preferred Stock could have the effect of making it more difficult for a third party to acquire a majority of the outstanding stock of our company and result in the dilution of the value of the then current stockholders’ Common Stock. We have no current plans to issue shares of Preferred Stock.

Resale of Common Stock.

All of our outstanding shares of Common Stock and shares of our Common Stock that may be issued upon the exercise of our outstanding options and warrants may only be resold if they are registered pursuant to an effective registration statement under the Securities Act or are resold pursuant to an applicable exemption and are qualified or exempt under the securities laws of the applicable states. We filed a registration statement under the Securities Act covering the resale of shares of Common Stock issued or underlying warrants sold by a private placement that closed in April 2018. This registration statement was declared effective by the Securities and Exchange Commission in September 2019. We agreed to file registration statements for our Convertible Promissory Note offering ending January 2019 and our current placement agent agreement. In the absence of this registration statement, such sale of such shares of our Common Stock could only be made under Rule 144.

We do not expect to pay any dividends for the foreseeable future.

We do not anticipate paying any dividends to our stockholders for the foreseeable future. Accordingly, stockholders may have to sell some or all of their Common Stock to generate cash flow from their investment. Stockholders may not receive a gain on their investment when they sell our Common Stock and may lose some or all of the amount of their investment. Any determination to pay dividends in the future will be made at the discretion of our board of directors and will depend on our results of operations, financial conditions, contractual restrictions, restrictions imposed by applicable law, and other factors our board of directors deems relevant.

Failure to achieve and maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our ability to produce accurate financial statements and on our stock price.

Under SEC regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, we are required to furnish a report by our management on our internal control over financial reporting with our Form 10-K. The internal control report must contain (1) a statement of management’s responsibility for establishing and maintaining adequate internal control over financial reporting, (2) a statement identifying the framework used by management to conduct the required evaluation of the effectiveness of our internal control over financial reporting, and (3) management’s assessment of the effectiveness of our internal control over financial reporting as of the end of our most recent fiscal year, including a statement as to whether or not internal control over financial reporting is effective.

To achieve compliance with the applicable SEC regulations within the prescribed future period, we would be required to engage in a process to document and evaluate our internal control over financial reporting, which is both costly and challenging. Despite our efforts, we can provide no assurance as to our conclusions with respect to the effectiveness of our internal control over financial reporting. There is a risk that we will be able to conclude that our internal controls over financial reporting are effective, as has been the case with a significant number of companies attempting to comply with these regulations for the first time. This could result in an adverse reaction in the financial markets resulting from a loss of confidence in the reliability of our financial statements.

If we fail to comply in a timely manner with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 regarding internal control over financial reporting or to remedy any material weaknesses in our internal controls that we may identify, such failure could result in material misstatements in our financial statements, cause investors to lose confidence in our reported financial information, limit our ability to raise needed capital, and have a negative effect on the trading price of our Common Stock.

Although our Common Stock is not currently a penny stock, it has been a penny stock in the past and may be considered a penny stock in the future.

The SEC has adopted a number of rules to regulate “penny stocks” that restricts transactions involving stock which is deemed to be penny stock. Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. These rules may have the effect of reducing the liquidity of penny stocks. “Penny stocks” generally are equity securities with a price of less than $5.00 per share, other than securities: (i) registered on certain national securities exchanges if current price and volume information with respect to transactions in such securities is provided by the exchange; (ii) quoted on the Nasdaq Stock Market if current price and volume information with respect to transactions in such securities is provided by the system; (iii) issued by an issuer that has net tangible assets (i.e., total assets less intangible assets and liabilities) in excess of $2,000,000, if the issuer has been in continuous operation for at least three years, or $5,000,000, if the issuer has been in continuous operation for less than three years; or (iv) issued by an issuer that has average revenue of at least $6,000,000 for the last three years. As of the date of our most recent audited financial statements reported on by an independent public accountant, we have net tangible assets in excess of $5,000,000. As such, our Common Stock is not a penny stock. Nonetheless, our Common Stock has in the past constituted, and may again in the future constitute, “penny stock” within the meaning of the rules. The additional sales practice and disclosure requirements imposed upon U.S. broker-dealers may discourage such broker-dealers from effecting transactions in shares of our Common Stock, which could severely limit the market liquidity of such shares and impede their sale in the secondary market.

A U.S. broker-dealer selling penny stock to anyone other than an established customer or “accredited investor” (generally, an individual with net worth in excess of $1,000,000 or an annual income exceeding $200,000, or $300,000 together with his or her spouse) must make a special suitability determination for the purchaser and must receive the purchaser’s written consent to the transaction prior to sale, unless the broker-dealer or the transaction is otherwise exempt. In addition, the “penny stock” regulations require the U.S. broker-dealer to deliver, prior to any transaction involving a “penny stock”, a disclosure schedule prepared in accordance with SEC standards relating to the “penny stock” market, unless the broker-dealer or the transaction is otherwise exempt. A U.S. broker-dealer is also required to disclose commissions payable to the U.S. broker-dealer and the registered representative and current quotations for the securities. Finally, a U.S. broker-dealer is required to submit monthly statements disclosing recent price information with respect to the “penny stock” held in a customer’s account and information with respect to the limited market in “penny stocks”.

Stockholders should be aware that, according to the SEC, the market for “penny stocks” has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) “boiler room” practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, resulting in investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

Although our Common Stock is not currently a penny stock, no assurance can be given that our Common Stock will ever be listed on The Nasdaq Stock Market or any other exchange, or that our net tangible assets will continue to exceed $5,000,000 for the next year of operations or that our net tangible assets will exceed $2,000,000 thereafter such that our common stock will remain a non-penny stock.

Our certification of incorporation designates the Court of Chancery in the State of Delaware as the sole and exclusive forum for actions or proceedings that may be initiated by our stockholders, which could discourage claims or limit shareholders’ ability to make a claim against the Company, our directors, officers, and employees.

Our Amended and Restated Certificate of Incorporation states that unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) an action asserting a claim of break of fiduciary duty owed by any direction, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers, or employees arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s certificate of incorporation or bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers, or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.

These exclusive forum provisions do not apply to claims under the Securities Act or the Exchange Act. The exclusive forum provision may discourage claims or limit shareholders’ ability to submit claims in a judicial forum that they find favorable and may create additional costs as a result. If a court were to determine the exclusive forum provision to be inapplicable and unenforceable in an action, we may incur additional costs in conjunction with our efforts to resolve the dispute in an alternative jurisdiction, which could have a negative impact on our results of operations.